Summary Prospectus
LifePoints® Funds Target Portfolio Series

Growth Strategy Fund
At a meeting held on February 24, 2020, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management, LLC, approved a Plan of Reclassification to reclassify Class E Shares as Class S Shares (the “Reclassification”). The Reclassification is expected to be completed on July 9, 2020. For more details regarding the Reclassification, please see the Supplement dated April 9, 2020 to the Prospectus dated March 1, 2020.
March 1, 2020, as supplemented through April 9, 2020
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at http://hosted.rightprospectus.com/RIC/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2020, as supplemented through April 9, 2020, and the Fund's most recent shareholder report, for the period ended October 31, 2019, are all incorporated by reference into this Summary Prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or your financial intermediary, such as your investment adviser, broker-dealer, bank or insurance company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If supported by your financial intermediary, you may elect to receive shareholder reports and other Fund communications from your financial intermediary electronically. Please contact your financial intermediary for more information.

You may elect to receive all future shareholder reports in paper free of charge. If you purchase Shares of a Fund through a financial intermediary, please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports. If you hold your account directly with the Funds, please call 800-787-7354 to make this election. Your election to receive reports in paper will apply to all Russell Investment Company Funds and other funds you hold with your financial intermediary.
Class/Ticker: A/RALAX, C/RALCX, C1/RALQX, E/RALEX, M/RGTTX, P/RGTMX, R1/RALRX, R4/RALUX, R5/RALVX, S/RALSX, T/RGTAX
Class C1, Class P and Class T Shares are not currently being offered to investors and are not available for sale in any state.
Investment Objective

The Fund seeks to provide high long term capital appreciation, and as a secondary objective, current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and the More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts, beginning on pages 95, 98 and 128, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 19, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, E, M, P, R1, R4, R5, S	Class C1	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load)*	1.00%	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	C1	E	M	P	R1	R4	R5	S	T
Advisory Fee	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class C1, R4 and R5 Shares)	0.25%	0.75%	1.00%	None	None	None	None	0.25%	0.50%	None	0.25%
Other Expenses (including shareholder services fees of 0.25% for Class C and E Shares)	0.29%	0.54%	0.29%	0.54%	0.29%	0.14%	0.29%	0.29%	0.29%	0.29%	0.29%
Acquired (Underlying) Fund Fees and Expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Total Annual Fund Operating Expenses	1.49%	2.24%	2.24%	1.49%	1.24%	1.09%	1.24%	1.49%	1.74%	1.24%	1.49%
Less Fee Waivers and Expense Reimbursements	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.27)%	(0.19)%	(0.22)%	(0.22)%	(0.22)%	(0.17)%	(0.17)%
Net Annual Fund Operating Expenses	1.32%	2.07%	2.07%	1.32%	0.97%	0.90%	1.02%	1.27%	1.52%	1.07%	1.32%
#	Until February 28, 2021, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Until February 28, 2021, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares, 0.05% of its transfer agency fees for Class R1, Class R4 and Class R5 Shares and 0.02% of its transfer agency fees for Class P Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests. The Fund’s proportionate share of these expenses is reflected under “Acquired Fund Fees and Expenses.”
“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect expenses expected to be incurred by the Fund.
“Other Expenses” for Class C1, Class M, Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	C1	E	M	P	R1	R4	R5	S	T
1 Year	$ 702	$ 210	$ 310	$ 134	$ 99	$ 92	$ 104	$ 129	$ 155	$ 109	$ 381
3 Years	$1,003	$ 684	$ 684	$ 454	$ 367	$ 328	$ 372	$ 449	$ 527	$ 377	$ 693
5 Years	$1,326	$1,184	$1,184	$ 797	$ 655	$ 582	$ 660	$ 792	$ 923	$ 665	$1,027
10 Years	$2,238	$2,562	$2,562	$1,765	$1,476	$1,312	$1,481	$1,761	$2,033	$1,485	$1,971
For Class C1 Shares, you would pay the following if you did not redeem your Shares:
1 Year $210	3 Years $684	5 Years $1,184	10 Years $2,562
Portfolio Turnover
The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund is a “fund of funds,” which seeks to achieve its objective by investing principally in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, intends the Fund’s strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic allocation as of March 1, 2020 is 70% to equity, 16% to fixed income, 10% to multi-asset and 4% to alternative asset classes. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds.  The Multifactor U.S. Equity, Multifactor International Equity and Multifactor Bond Underlying Funds are managed directly by RIM, the Fund's investment adviser. For all other Underlying Funds, RIM employs a multi-manager approach whereby most assets of the Underlying Funds are allocated to the strategies of different unaffiliated money managers. RIM considers this Fund to be a “growth” fund due to its investment objective and asset allocation to equity and alternative Underlying Funds. In addition to investing in the Underlying Funds, RIM may directly manage Fund assets and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. In connection with these investment strategies, the Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may hold cash in connection with these investments. The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to the performance of segments of the global equity market by purchasing index futures contracts (also known as “equitization”).
RIM may modify the target allocation for any Fund, including changes to the Underlying Funds in which a Fund invests, from time to time. RIM’s allocation decisions are generally based on RIM’s outlook on the business and economic cycle, relative market valuations and market sentiment. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 5% at the equity, fixed income, multi-asset or alternative category level based on RIM’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. The Fund’s target strategic asset allocation, range of variance from the target strategic asset allocation and the Underlying Funds in which the Fund may invest may be changed from time to time without shareholder notice or approval.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Investing in Affiliated Underlying Funds. The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIM is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
•	Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect. Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.
The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds, which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds. In addition, certain principal risks associated with investing in the Underlying Funds and, indirectly, the Fund are also principal risks associated with investing in the Fund due to RIM’s direct management of Fund assets.
•	Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.
•	Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that an Underlying Fund’s investments in fixed income securities could lose money. In addition, an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
•	Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
•	Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund and/or an Underlying Fund.
•	Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
•	Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
•	Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
•	Commodity Risk. Exposure to the commodities markets may subject an Underlying Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s and/or an Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, foreign risk and currency risk. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
•	Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
•	Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes.
•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
•	U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.
•	Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
•	Distressed Securities . Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment.

•	Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
•	Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
•	Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
•	Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political or economic conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer.
•	Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that an Underlying Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
•	Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
•	Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
•	Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
•	Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
•	Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.
•	Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
•	Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

•	Puts, Stand-by Commitments and Demand Notes. The ability of an Underlying Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and an Underlying Fund may lose money.
•	Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of an Underlying Fund as well as to the expenses and risks of the underlying investment companies.
•	Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
•	Subsidiary Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is generally not subject to all of the provisions of the 1940 Act.
•	Tax Risk. The tax treatment of the Fund’s investments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service (“IRS”) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
•	Volatility Strategies Risk. Volatility strategies depend on mispricings based upon market anticipated volatility and realized volatility of an underlying asset. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
•	Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause an Underlying Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
•	Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. Such events and conditions may adversely affect the value of an Underlying Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
•	Financial Services Sector Risk. Certain Underlying Funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Underlying Fund’s investments more than if the Underlying Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•	High Portfolio Turnover Risk. Certain Underlying Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
•	Active Management. Despite strategies designed to achieve the Fund’s and/or an Underlying Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and/or Underlying Funds and you could lose money. With respect to the Multifactor U.S. Equity Fund, Multifactor International Equity Fund and Multifactor Bond Fund, RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund and/or Underlying Funds. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Fund and/or Underlying Funds may underperform. The securities, baskets of securities or instruments selected for the Fund’s and/or an Underlying Fund’s portfolio may not perform as RIM or the Underlying Fund's money managers expect and security or instrument selection risk may cause the Fund and/or Underlying Funds to underperform relative to other funds with similar investment objectives and strategies. With respect to the Multifactor U.S. Equity Fund, Multifactor International Equity Fund and Multifactor Bond Fund, exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess the Fund’s and/or an Underlying Fund’s portfolio characteristics and it is possible that its judgments regarding the Fund’s and/or an Underlying Fund’s exposures may be incorrect. In addition, actions taken to actively manage overall Fund and/or Underlying Fund exposures, including risk, may be ineffective and/or cause the Fund and/or Underlying Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies, which may be used to actively manage an Underlying Fund's overall exposures, may cause the Fund’s and/or an Underlying Fund's returns to be lower than if the Fund and/or an Underlying Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund’s and/or an Underlying Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s and/or an Underlying Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund and/or an Underlying Fund to underperform other funds with similar investment objectives and strategies.
•	Non-Discretionary Implementation Risk. With respect to the portion of an Underlying Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause an Underlying Fund's return to be lower than if the Underlying Fund employed discretionary money managers with respect to that portion of its portfolio.
•	Large Redemptions. The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in an Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs, among other negative consequences.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s and/or an Underlying Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s and/or an Underlying Fund’s portfolio instruments or achieving the Fund’s and/or an Underlying Fund’s objective.
•	New Underlying Fund Risk. Certain Underlying Funds are new funds. There can be no assurance that an Underlying Fund will grow to an economically viable size, in which case the Underlying Fund may cease operations. In such an event, a Fund may be required to liquidate or transfer its investment in the Underlying Fund at an inopportune time.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIM currently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIM fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 22 developed market country indexes. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2019	1 Year	5 Years	10 Years
Return Before Taxes, Class A	9.00%	3.88%	5.92%
Return Before Taxes, Class C	14.69%	4.33%	5.75%
Return Before Taxes, Class C1	N/A	N/A	N/A
Return Before Taxes, Class E	15.64%	5.13%	6.56%
Return Before Taxes, Class M	15.93%	5.39%	6.81%
Return Before Taxes, Class P	N/A	N/A	N/A
Return Before Taxes, Class R1	15.93%	5.44%	6.91%
Return Before Taxes, Class R4	15.66%	5.16%	6.64%
Return Before Taxes, Class R5	15.32%	4.90%	6.37%
Return Before Taxes, Class T	12.74%	4.60%	6.29%
Return Before Taxes, Class S	15.93%	5.39%	6.81%
Return After Taxes on Distributions, Class S	14.44%	3.98%	5.79%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	10.30%	3.96%	5.27%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	31.43%	11.48%	13.54%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
MSCI World ex USA Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	22.49%	5.42%	5.32%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
RIM is the investment adviser of the Fund and the Underlying Funds.

Portfolio Managers
Rob Balkema, a Senior Portfolio Manager, and Brian Meath, Managing Director, Head of Portfolio Management, have primary responsibility for the management of the Fund. Mr. Balkema has managed the Fund since December 2014 and Mr. Meath has managed the Fund since January 2014.
Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.

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